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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 20, 2001

                               EL PASO CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE
    (STATE OR OTHER JURISDICTION OF                    1-14365                              76-0568816
    INCORPORATION OR ORGANIZATION)             (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                                EL PASO BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (713) 420-2600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                          ----------------------------


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ITEM 5. OTHER EVENTS

         El Paso Corporation, a Delaware corporation (the "Registrant"), filed a shelf registration statement on Form S-3 (Registration No. 333-59704) on April
27, 2001 (the "Registration Statement"), under the Securities Act of 1933. The
Securities Exchange Commission declared the Registration Statement effective on
May 4, 2001. The Registrant supplemented the Registration Statement with a
Prospectus Supplement dated December 20, 2001 filed under the Securities Act of
1933. On December 20, 2001, the Registrant entered into an Underwriting
Agreement with J.P. Morgan Securities Inc. (the "Underwriting Agreement") in connection with the Registrant's public offering and sale of up to 17,647,059 shares of common stock (plus an additional 2,647,059 shares of common stock issued upon the underwriter's exercise of its over-allotment option in full, for a total of up to 20,294,118 shares of common stock) (collectively, the "Shares"). This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Shares, and all such exhibits are hereby incorporated into the Registration
Statement by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     EXHIBITS

                 1.1       --       Underwriting Agreement, dated December 20,
                                    2001, between El Paso Corporation and J.P.
                                    Morgan Securities Inc.

                 5.1       --       Opinion of Andrews & Kurth, Mayor, Day,
                                    Caldwell & Keeton L.L.P. as to the legality
                                    of the securities registered.

                 23.1      --       Consent of Andrews & Kurth, Mayor, Day,
                                    Caldwell & Keeton L.L.P. (included in
                                    Exhibit 5.1).




                                      -2-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         EL PASO CORPORATION


                                         By: /s/ Jeffrey I. Beason
                                         ---------------------------------------
                                         Name:   Jeffrey I. Beason
                                         Title:  Senior Vice President and
                                                 Controller


Date: December 26, 2001





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                                                    EXHIBIT INDEX

         Exhibit No.
         -----------

            1.1       --       Underwriting Agreement, dated December 20, 2001,
                               between El Paso Corporation and J.P. Morgan
                               Securities Inc.

            5.1       --       Opinion of Andrews & Kurth, Mayor, Day, Caldwell
                               & Keeton L.L.P. as to the legality of the
                               securities registered.

            23.1      --       Consent of Andrews & Kurth, Mayor, Day, Caldwell
                               & Keeton L.L.P. (included in Exhibit 5.1).